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
FSA-576 (10/04)
FIRST SUNAMERICA                 NEW BUSINESS DOCUMENTS
LIFE INSURANCE COMPANY           With Checks               Without Checks                  Overnight With Checks
733 Third Avenue, 4th Floor      P.O. Box 100357           P.O. Box 54299                  BONPC
New York, NY 10017               Pasadena, CA 91189-0001   Los Angeles, CA  90054-0299     Attn: Lock Box 100357
                                                                                           Building #6, Suite 120
                                                                                           2710 Media Center Drive
                                                                                           Los Angeles, CA  90054-0299
------------------------------------------------------------------------------------------------------------------------------------

DEFERRED ANNUITY APPLICATION                                                                                       FSA-576 (10/04)

A. OWNER


____________________________________________________________________________________________________________________________________
Last Name                                                              First Name                                  Middle Initial

____________________________________________________________________________________________________________________________________
Street Address                                       City                               State             Zip Code


Mo.        Day           Year             [ ]  M   [ ]  F
_____________________________________     _______________    ________________________   (______)____________    ____________________
Date of Birth                              Gender             SSN or TIN                 Telephone Number        Email Address

JOINT OWNER: (If applicable) _____________________________________________________________________________________
                              Last Name                    First Name                         Middle Initial

Mo.       Day         Year                [ ]  M   [ ]  F
_____________________________________     _______________    ________________________   _____________________   (______)____________
Date of Birth                              Gender             SSN or TIN                Relationship to Owner     Telephone Number


B. ANNUITANT (Complete only if different from Owner)


____________________________________________________________________________________________________________________________________
Last Name                                                              First Name                                  Middle Initial

____________________________________________________________________________________________________________________________________
Street Address                                       City                               State             Zip Code

Mo.        Day           Year                    [ ]  M   [ ]  F
_____________________________________            _______________          ________________________       (______)___________________
Date of Birth                                     Gender                   SSN or TIN                      Telephone Number


JOINT ANNUITANT (If applicable):____________________________________________________________________________________________________
                                 Last Name                       First Name                                  Middle Initial

Mo.        Day           Year                    [ ]  M   [ ]  F
_____________________________________            _______________          ________________________       (______)___________________
Date of Birth                                     Gender                   SSN or TIN                      Telephone Number


C. BENEFICIARY (PLEASE LIST ADDITIONAL BENEFICIARIES, IF ANY, IN THE ADDITIONAL INSTRUCTIONS SECTION)


[X] Primary                ___________________________________________________________________   ________________      _____________
                           Last Name                 First Name                 M I              Relationship          Percentage

[ ] Primary [ ] Contingent ___________________________________________________________________   ________________      _____________
                           Last Name                 First Name                 M I              Relationship          Percentage

[ ] Primary [ ] Contingent ___________________________________________________________________   ________________      _____________
                           Last Name                 First Name                 M I              Relationship          Percentage


D. TYPE OF CONTRACT (IF THIS IS A TRANSFER OR 1035 EXCHANGE, PLEASE COMPLETE FORM [F-2500NB] AND SUBMIT IT WITH THIS APPLICATION
   FORM)


[ ] QUALIFIED PLANS     (MINIMUM $2,000)

                                      PLEASE INDICATE SPECIFIC QUALIFIED PLAN TYPE BELOW:
     [ ] IRA (Tax year _________)    [ ] IRA TRANSFER    [ ]  IRA ROLLOVER  [ ]  ROTH IRA

     [ ] 401(k)     [ ] 403(b)  [ ] Keogh      [ ] SEP     [ ] Other____________

[ ] NON-QUALIFIED PLAN    (MINIMUM $5,000)

[ ] Check included with this Application form for $_______________________

E. SPECIFIED ANNUITY DATE: Date annuity payments ("income payments") begin. (Must be at least 1 year after the Contract Date. Maximum annuitization age is the later of the Owner's age [90 or 10 years] after Contract Date. NOTE: If left blank, the Annuity Date will default to the maximum for nonqualified and to 70 1/2 for qualified Contracts.)

Month             Day               Year
_________________________________________________________


F. DEATH BENEFIT REQUIRED AND OPTIONAL ELECTIONS: Once elected by the Owner Death Benefits cannot be changed or cancelled. See your registered epresentative and/or the prospectus for information about these options including maximum issue age and other restrictions

[ ]     MAXIMUM ANNIVERSARY VALUE (MAV)

G. OPTIONAL ELECTIONS
LIVING BENEFIT ELECTION -
See your registered representative and/or the prospectus for information about this option including the maximum issue age and other restrictions.
[ ]     MARKETLOCK ("GMWB")


OTHER ELECTIONS -
[ ] RIGHTS OF ACCUMULATION: Check the box at left if You have other qualifying contracts to be included under the Rights of Accumulation and include a completed "Rights of Accumulation" form [F-2246POS].
[ ] LETTER OF INTENT: Check the box at left and include a completed "Letter of Intent" form [F-2246POS )].
[ ] SYSTEMATIC WITHDRAWAL: Include Form Number [F-5550SW] with this application.
[ ] AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in section I at the frequency selected below:
   (Select only one) _________Quarterly __________Semiannually  ________Annually


H. ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company Information, etc.)

________________________________________________________________________________

________________________________________________________________________________

I. INVESTMENT & DCA INSTRUCTIONS (Allocations must be expressed in whole percentages and total allocation must equal 100%.)

PAYMENT       DCA TARGET
ALLOCATIONS   ALLOCATIONS      PORTFOLIO                          MANAGER
-----------   -----------      ---------                         -------
STOCK
_______%      ______%      Aggressive Growth                     AIG SunAmerica Asset Mgmt. Corp.
_______%      ______%      Blue Chip Growth                      AIG SunAmerica Asset Mgmt. Corp.
_______%      ______%      "Dogs" of Wall Street                 AIG SunAmerica Asset Mgmt. Corp.
_______%      ______%      Small & Mid Cap Value                 AllianceBernstein
_______%      ______%      Alliance Growth                       Alliance Capital Mgmt. L.P.
_______%      ______%      Growth-Income                         Alliance Capital Mgmt. L.P.
_______%      ______%      American Funds Global Growth**        Capital Research and Management Company
_______%      ______%      American Funds Growth**               Capital Research and Management Company
_______%      ______%      American Funds Growth-Income**        Capital Research and Management Company
_______%      ______%      Davis Venture Value                   Davis Advisers
_______%      ______%      Real Estate                           Davis Advisers
_______%      ______%      Federated American Leaders            Federated Investment Counseling
_______%      ______%      Telecom Utility                       Federated Investment Counseling
_______%      ______%      Small Company Value                   Franklin Advisory Services, LLC
_______%      ______%      Goldman Sachs Research                Goldman Sachs Asset Mgmt, L.P.
_______%      ______%      Global Equities                       J. P. Morgan Investment Management Inc.
_______%      ______%      Lord Abbett Growth & Income           Lord Abbett & Co.
_______%      ______%      Lord Abbett Mid Cap Value             Lord Abbett & Co.
_______%      ______%      Marsico Growth                        Marsico Capital Management, LLC
_______%      ______%      MFS Massachusetts Investors Trust     Massachusetts Financial Services Co.
_______%      ______%      MFS Growth and Income                 Massachusetts Financial Services Co.
_______%      ______%      MFS Mid-Cap Growth                    Massachusetts Financial Services Co.
_______%      ______%      Emerging Markets                      Putnam Investment Mgmt., Inc.
_______%      ______%      Int'l Growth and Income               Putnam Investment Mgmt., Inc.
_______%      ______%      Putnam Growth: Voyager                Putnam Investment Mgmt., Inc.
_______%      ______%      Foreign Value                         Templeton Investment Counsel, LLC
_______%      ______%      Comstock                              Van Kampen Asset Management Inc.
_______%      ______%      Emerging Growth                       Van Kampen Asset Management Inc.
_______%      ______%      Growth Opportunities                  Van Kampen
_______%      ______%      Int'l Diversified Equities            Van Kampen
_______%      ______%      Technology                            Van Kampen
_______%      ______%      VK Growth & Income                    Van Kampen Asset Management
_______%      ______%      Capital Appreciation                  Wellington Mgmt. Co., LLP
_______%      ______%      Growth                                Wellington Mgmt. Co., LLP
_______%      ______%      Natural Resources                     Wellington Mgmt. Co., LLP

BALANCED
_______%      ______%      American Funds Asset Allocation       Capital Research and Mgmt. Corp.
_______%      ______%      SunAmerica Balanced                   AIG SunAmerica Asset Mgmt. Corp.
_______%      ______%      MFS Total Return                      Massachusetts Financial Services Co.
_______%      ______%      Asset Allocation                      WM Advisors, Inc.

BOND
_______%      ______%      High-Yield Bond                       AIG SunAmerica Asset Mgmt. Corp.
_______%      ______%      Corporate Bond                        Federated Investment Counseling
_______%      ______%      Global Bond                           Goldman Sachs Asset Mgmt. Int'l.
_______%      ______%      Worldwide High Income                 Morgan Stanley Asset Mgmt.
_______%      ______%      Government & Quality Bond             Wellington Mgmt. Co., LLP

CASH
_______%      ______%      Cash Management                       Banc of America Capital Mgmt., Inc.

      ASSET ALLOCATION MODELS
Indicate Percentage ______%

[ ] Model 1    [ ] Model 2   [ ] Model 3

PAYMENT       DCA TARGET                                      PAYMENT       DCA TARGET
ALLOCATIONS   ALLOCATIONS      PORTFOLIO                      ALLOCATIONS   ALLOCATIONS      PORTFOLIO
-----------   -----------      ---------                      -----------   -----------      ---------
PORTFOLIOS                                                    STRATEGIES
----------                                                    ----------
_______%      ______%      Large Cap Growth Portfolio         _______%      ______%         Growth Strategy
_______%      ______%      Large Cap Composite Portfolio      _______%      ______%         Moderate Growth Strategy
_______%      ______%      Large Cap Value Portfolio          _______%      ______%         Balanced Growth Strategy
_______%      ______%      Mid Cap Growth Portfolio           _______%      ______%         Conservative Growth Strategy
_______%      ______%      Mid Cap Value Portfolio
_______%      ______%      Small Cap Portfolio
_______%      ______%      Small Cap Value Portfolio          FOCUSED PORTFOLIOS
                                                              ------------------
_______%      ______%      Strategic Fixed Income Portfolio   _______%      ______%         Focus Growth Portfolio
_______%      ______%      International Equity Portfolio     _______%      ______%         Focus Growth and Income
_______%      ______%      Diversified Fixed Income           _______%      ______%         Focus TechNet Portfolio
_______%      ______%      Cash Management Portfolio          _______%      ______%         Focus Value Portfolio


PAYMENT       DCA TARGET                                      PAYMENT       DCA TARGET
ALLOCATIONS   ALLOCATIONS      PORTFOLIO                      ALLOCATIONS   ALLOCATIONS      PORTFOLIO
-----------   -----------      ---------                      -----------   -----------      ---------

STRATEGIC ASSET MANAGEMENT                                    EQUITY FUNDS
--------------------------                                    ------------
_______%      ______%      Strategic Growth Portfolio         _______%      ______%         Equity Income Fund
_______%      ______%      Conservative Growth Portfolio      _______%      ______%         Growth & Income Fund
_______%      ______%      Balanced Portfolio                 _______%      ______%         Growth Fund of the Northwest
_______%      ______%      Conservative Balanced Portfolio    _______%      ______%         Growth Fund
_______%      ______%      Flexible Income Portfolio          _______%      ______%         Mid Cap Stock Fund
                                                              _______%      ______%         Small Cap Stock Fund
FIXED INCOME FUND                                             _______%      ______%         International Growth Fund
-----------------
_______%      ______%      Short Term Income Fund
_______%      ______%      Government Securities Fund         MANAGED ALLOCATION PORTFOLIOS
                                                              -----------------------------
_______%      ______%      Income Fund                        _______%      ______%         Allocation Growth Portfolio
_______%      ______%      Money Market Fund                  _______%      ______%         Allocation Moderate Portfolio
                                                              _______%      ______%         Allocation Balanced Portfolio
                                                              _______%      ______%         Allocation Conservative Portfolio

ALLOCATION PORTFOLIOS
---------------------
_______%      ______%      Allocated Growth Portfolio
_______%      ______%      Allocated Moderate Portfolio
_______%      ______%      Allocated Balanced Portfolio
_______%      ______%      Allocated Aggressive Portfolio

(Check with [your home office/our sales desk/AIG SunAmerica Internet web site] for currently available Fixed Account Guarantee Periods).
____ % to ___________________
Fixed Account Guarantee Period

DCA OPTIONS AND PROGRAM*
______% 6 Month DCA Account                 ______% 1 yr. DCA Account
($600 Minimum)                              ($1,200 Minimum)

----------
* DCA Program will begin 30 days from the date of deposit. Please indicate the DCA Target Allocations in the spaces provided above. Total must equal 100%. The minimum transfer amount must be $100 a month. We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.

**    Separate investment of American Funds Insurance Series

J. STATEMENT OF OWNER

Do you have any existing life insurance or annuity contracts? ___ Yes ___No If yes, will this Contract replace an existing life insurance or annuity contract?
[ ] Yes [ ] No (If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)

Company Name ___________________ Contract Number_________________  Estimated Transfer Amount    $_________________

MY ANSWERS TO THE ABOVE QUESTIONS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF. I AGREE THAT THIS APPLICATION FORM SHALL BE A PART OF ANY CONTRACT ISSUED BY THE COMPANY. FURTHER,

- I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR THIS VARIABLE ANNUITY AND THE APPLICABLE UNDERLYING FUNDS OF THE TRUSTS. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.

- AFTER CONSULTING WITH MY REGISTERED REPRESENTATIVE AND REVIEWING THE PROSPECTUSES, I CONFIRM THAT THIS VARIABLE ANNUITY IS SUITABLE FOR MY OBJECTIVES AND NEEDS.

- I UNDERSTAND THAT ALL PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE PORTFOLIOS OR SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT BY US, THE U.S, GOVERNMENT OR ANY STATE GOVERNMENT; ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, FEDERAL OR STATE.

- IF I AM FUNDING A TAX QUALIFIED RETIREMENT PLAN WITH THIS ANNUITY, I UNDERSTAND THAT THE ANNUITY DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRAL TREATMENT BEYOND THAT WHICH I ALREADY HAVE UNDER MY PLAN.

- I UNDERSTAND THAT THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(s) TO THE CASH MANAGEMENT PORTFOLIO/SUBACCOUNT UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD.

Signed at:  City_____________________       State______________________                 Date_______________________

_____________________________________       _______________________________________            ____________________________________
Owner's Signature                           Joint Owner's Signature (If Applicable)            Registered Representative's Signature

K. LICENSED/REGISTERED REPRESENTATIVE INFORMATION

Will this Contract replace in whole or in part any existing life insurance or annuity contract?  [ ]  Yes      [ ]  No

_____________________________________             _________________________________________
Registered Representative's Signature             Printed Name of Registered Representative

Representative's Street Address _____________________________    City____________________   State________    Zip__________________

____________________________     (_____)______________________      ___________________________      ___________________________
Broker/Dealer Firm Name          Representative's Phone Number      Licensed Agent ID Number         Representative's E-mail Address

[[ ] Option 1    [ ] Option 2   [ ] Option 3    [ ] Option 4       (Check your home office for availability)]

________________________________________________________________________________

For Office Use Only
________________________________________________________________________________